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                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is entered into as of the ___ day of ____________________, 1997, by and among Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and the persons listed on Exhibit A hereto who are signatories to this Agreement (individually, a "Holder," and collectively, the "Holders").


         Whereas, in connection with the formation and capitalization of the Company, the Holders will contribute ownership and equity interests in certain businesses in exchange for limited partnership interests in Hanover Capital Mortgage Holdings, L.P., a limited partnership of which the Company will be the general partner and the Holders will be the limited partners, all as set forth in the Company's Registration Statement on Form S-11 (SEC File No. 333-29261);

         Whereas, depending on the financial performance of the Company, the Holders will be entitled to receive additional limited partnership interests in Hanover Capital Mortgage Holdings, L.P. and/or Common Stock of the Company;


         Whereas, the Company may, under certain circumstances, issue shares of Common Stock to the Holders in exchange for their limited partnership interests in Hanover Capital Mortgage Holdings, L.P.;

         Whereas, the Common Stock of the Company that may be issued to the Holders in exchange for their limited partnerships interests in Hanover Capital Mortgage Holdings, L.P. or as performance shares will not be registered under the Securities Act of 1933, as amended;

         Whereas, the parties wish to set forth certain rights of the Holders with respect to the Common Stock of the Company;

         Now, therefore, for and in consideration of the mutual promises set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Article I.  DEFINITIONS.

         1.1 "Agreement" means this Registration Rights Agreement, as amended, modified, or supplemented from time to time.

         1.2 "Closing" means the closing of the sale of the Company's Common Stock pursuant to the Company's Registration Statement.

         1.3  "Closing Date" means the date on which the Closing occurs.


         1.4 "Common Stock" means (a) the Company's Common Stock, $.01 par value, as authorized on the date of this Agreement, and (b) any other securities into which or for which the


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securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.


         1.5 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

         1.6 "Holders" means the persons listed on Exhibit A hereto who are signatories to this Agreement.

         1.7 "Partnership" means Hanover Capital Mortgage Holdings, L.P., a Delaware limited partnership.


         1.8 "Registrable Shares" means shares of Common Stock acquired by a Holder from the Company in exchange for all or any part of the Holder's limited partnership interests in the Partnership or issued to a Holder by the Company based on the financial performance of the Company, all as described in the Registration Statement and the exhibits thereto. As of the Closing Date, each Holder will own the number of Registrable Shares set forth after his or her name in Exhibit A attached hereto. Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to an effective registration statement under the Securities Act, Section 4(1) of the Securities Act or Securities Act Rule 144(k).

         1.9 "Registration Expenses" means all expenses reasonably and actually incurred by the Company in connection with the preparation, filing and processing of any registration statement pursuant to Articles II or III below, as well as the Company's obligations under Article IV below, including, without limitation, all registration and filing fees, Nasdaq or exchange listing fees, printing expenses, reasonable and actual fees and expenses of counsel for the Company, state (and foreign, if applicable) Blue Sky fees and expenses, and any special accounting and auditing expenses of the Company incident to any such registration statement, but excluding underwriting discounts, selling commissions and the fees and expenses of a Holder's own counsel.

         1.10 "Registration Statement" means the Registration Statement of the Company on Form S-11 (SEC File number 333-29261).


         1.11  "SEC" means the United States Securities and Exchange Commission.


         1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.


Article II.  Required Registration.

         2.1 On two occasions, commencing at any time on or after one year after the Closing Date and provided that the Company is then eligible to use SEC Registration Statement Form S-3, upon the written request of Holders who would own not less than 30% of the Registrable Shares that would then be outstanding if all of the limited partnership interests in the Partnership held by the Holders were exchanged for Registrable Shares (a "Registration Request"), the



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Company agrees to file with the SEC, no later than 30 days after receipt of the
Registration Request, a shelf registration statement on Form S-3 under Securities Act Rule 415 or any successor rule (a "Shelf Registration") with respect to the number of Registrable Shares indicated in the Registration Request. If not all of the Holders have made the Registration Request, the Company will notify in writing the other Holders of the Registration Request. Upon written request by any other Holder given to the Company within 10 business days after receipt by the Holder of the Company's notification, the Company will include in the Shelf Registration the number of Registrable Shares requested by such Holder. The Holders will notify the Company of the method or methods of distribution they propose to use for the offer and sale of the Registrable Shares to be included in the Shelf Registration, and such information shall be included in the prospectus included in the Shelf Registration to the extent such methods are permitted by applicable law. The Company will use commercially reasonable efforts to cause any Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable.


         2.2 The Company will keep any Shelf Registration continuously effective until the sooner of (i) the date on which all of the Registrable Shares covered by the Shelf Registration have been sold thereunder, or (ii) 24 months after the effective date of the Shelf Registration.

         2.3 The Company will pay all Registration Expenses in connection with the first Shelf Registration, and the Holders shall pay all Registration Expenses in connection with the second Shelf Registration; provided, however, that the Holders shall be responsible for the payment of (i) any underwriting discounts or commissions to any broker-dealer attributable to the sale of the Registrable Shares, (ii) any fees or expenses incurred by the Holders in connection with any Shelf Registration which, according to the written instructions of any regulatory authority, the Company is not permitted to pay, or (iii) the fees and expenses of legal counsel for the Holders.

         2.4 The Company shall not be required to effect more than two Shelf Registrations pursuant to this Article II; provided, however, that a Shelf Registration shall be deemed satisfied only when a Shelf Registration covering the applicable Registrable Shares (i) shall have become effective and, if the method of distribution is a firm commitment underwritten public offering, all such Registrable Shares have been sold, or (ii) shall have been withdrawn at the request of the Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the Registration Request).


Article III.  Incidental Registration.


         3.1 If at any time on or after the date that is one year after the Closing Date, the Company proposes to file a registration statement under the Securities Act for an offering of securities, the Company shall give written notice of such proposed registration statement as promptly as practicable (but in any event not less than 30 days prior to the filing of such registration statement) to the Holders. If, within 15 business days after receipt of such a notice, a Holder requests the Company in writing to include any Registrable Shares that are owned by the Holder, the Company shall include in the registration statement such number of Registrable Shares as the Holder shall request. The Company will use commercially reasonable efforts to



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cause all Registrable Shares, with respect to which the Holders have requested registration, to be registered under the Securities Act to the extent necessary to permit the distribution thereof in accordance with the intended methods of distribution specified in the request of such Holders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Article II without obligation to any Holder. The Company shall not be required to give notice of, or to include Registrable Shares in, any registration statement if the proposed offering relates solely to
(i) securities to be offered to employees pursuant to an employee benefit plan,
(ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another entity, (iii) an offering of convertible preferred stock of the Company, (iv) securities to be offered by the Company to holders of any class or series of its then existing securities, (v) securities issuable upon the conversion of securities which are the subject of an underwritten redemption, or (vi) securities to be offered or issued pursuant to a combination of transactions referred to in the preceding clauses (i) through (v).

         3.2 In connection with any registration statement under this Article III involving an underwritten offering, the Company shall not be required to include any Registrable Shares in such registration statement unless the Holders accept the terms of the underwriting, including customary indemnification and contribution provisions, as agreed between the Company and the underwriters selected by it. If in the opinion of the managing underwriter(s) of the offering, it is desirable because of marketing or other factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Holders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Holders of Registrable Shares have requested to be included, then the Holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in the registration statement shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible or exchangeable for Common Stock). If as a result, any Holder would be entitled to include more securities than such Holder requested to be registered, the excess shall be allocated pro rata among the other Holders requesting registration, in the manner described in the preceding sentence.


         3.3 The Company will pay all Registration Expenses in connection with any registration pursuant to this Article III.

         3.4 The Company will keep any registration statement to which this
Article III applies continuously effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof.



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Article IV.  Obligations in connection with Registrations.

         4.1 If and whenever the Company is required by the provisions of this Agreement to use reasonable commercial efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:


                  (a) file with the SEC a registration statement with respect to such Registrable Shares and use reasonable commercial efforts to cause the registration statement to become and remain effective for the period set forth in Article II or III above, as the case may be;


                  (b) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement compliant with the rules, regulations or instructions applicable to the form of registration statement and the Securities Act


                  (c) as expeditiously as possible, furnish to each selling Holder such reasonable numbers of copies of the prospectus, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the distribution of the Registrable Shares by the Holder;

                  (d) as expeditiously as possible, use reasonable commercial efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or Blue Sky laws of such states (or foreign jurisdictions, as applicable) as the Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holders to consummate the distribution in such states of the Registrable Shares; provided, however, that the Company shall not be required in connection with this Subsection (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;


                  (e) keep the Holders informed as to the preparation, filing and progress of any registration statement; and

                  (f) give the Holders and their representatives the opportunity to make such reasonable examination and inquiry into the financial condition and business of the Company and its affiliates as counsel for the Holders may deem necessary or prudent in connection with the preparation of the registration statement or any other materials to be used in connection with the registration statement.

         4.2 If the Company has delivered preliminary or final prospectuses to the Holders and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holders and, if requested, the Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each Holder with revised prospectuses and,


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following receipt of the revised prospectuses, the Holder may resume making offers of the Registrable Shares.

         4.3 Each Holder with Registrable Shares included in an effective registration statement will cease making offers or sales pursuant to the registration statement during any period (not to exceed ten business days) in which the Company determines that it is in possession of material non-public information that, for valid business reasons, it wishes to keep confidential and so notifies the Holders in writing.

         4.4 If the Company shall list or maintain the listing of the Common Stock on any securities exchange or national market system, it will, at its expense and as necessary to permit the registration and sale of the Holder's Registrable Shares hereunder, list and maintain such shares thereon.

Article V.  Indemnification and Contribution.


         5.1 (i) In the case of each registration pursuant to Article II or III above, the Company agrees to indemnify and hold harmless the Holders (other than a Holder who is required by the Securities Act to sign the registration statement, whether or not the Holder actually signs (each a "Signing Holder")) and each person (if any) who controls any Holder (other than a Signing Holder) within the meaning of Section 15 of the Securities Act, and (ii) in the case of each registration pursuant to Article II above, the Company agrees to indemnify and hold harmless each underwriter, if any, of Registrable Shares and each person (if any) who controls any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement (including any other document incorporated in the registration statement) filed to register the sale of the Registrable Shares or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Registrable Shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep current the registration statement to which such prospectus relates, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) a Holder shall not be entitled to




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indemnification under this Section 5.1 for any losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder (acting solely in his or her capacity as a selling stockholder and not as a director or officer of the Company) or such underwriter specifically for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing, and (ii) the provisions of this Section 5.1 shall not inure to the benefit of any such underwriter or any person controlling such underwriter if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the written confirmation of the sale of such shares to such person (and the underwriter was required to do so) and if the untrue statement or omission concerned has been corrected in such final prospectus.

         5.2 (i) In the case of each registration pursuant to Article II or III, each Holder agrees, and (ii) in the case of each registration pursuant to
Article II, each underwriter, if any, of Registrable Shares shall agree, in the same manner and to the same extent as set forth in Section 5.1, to indemnify and hold harmless the Company, each person (if any) who controls the Company within the meaning of Section 15 of the Securities Act, the directors of the Company (other than Signing Holders), and those officers of the Company who shall have signed any such registration statement (other than Signing Holders), with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or supplemented if amended or supplemented as aforesaid) contained in such registration statement or any Blue Sky Filing, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder (acting solely in his or her capacity as a selling stockholder and not as a director or officer of the Company) or such underwriter specifically for use in connection with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto, or any Blue Sky Filing.


         5.3 (a) Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party under this Article V, notify the indemnifying party or parties in writing of the commencement thereof.

         (b) The omission to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

         (c) In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the



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indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.


         (d) The indemnified party shall have the right to employ one firm of separate counsel in each jurisdiction in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party engaging such counsel unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.


         (e) The indemnity agreements contained in this Article V shall be in addition to any liabilities which the indemnifying party may have pursuant to law.


         5.5 (a) If for any reason the indemnification provisions of this
Article V are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to herein, then the party that otherwise would be required to provide indemnification (for purposes of this Section 5.5, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification (for purposes of this Section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any Holder of Registrable Shares covered by a registration be required to contribute an amount greater than the dollar amount of the proceeds received by the Holder from the sale of Registrable Shares pursuant to the registration giving rise to the liability.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation or by any other method of



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allocation which does not take account of the equitable considerations referred to in Section 5.5(a). No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution under this Section 5.5 from any person or entity who was not guilty of such fraudulent misrepresentation.


Article VI.  General Provisions.

         6.1  The Company agrees to:

                  (a) contemporaneously with the effective date of the Registration Statement, to cause its Common Stock to be registered with the SEC under the Exchanges Act;

                  (b) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (c) use reasonable commercial efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


                  (d) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.


         6.2 This Agreement, and the rights of a Holder hereunder, may be assigned by the Holders to any person or entity to which Registrable Shares or a limited partnership interest in the Partnership are transferred by the Holder, and such transferee shall be deemed a "Holder" for purposes of this Agreement; provided that the transferee provides prior written notice of such assignment to the Company.

         6.3 All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when actually delivered to the addressee, when deposited in the United States mail, certified, postage prepaid, return receipt requested, or one business day after delivery to a reputable overnight delivery service which provides evidence of delivery, to the Company at its address set forth above and to a Holder at his address set forth in Exhibit A.

         6.4 This Agreement and Exhibit A hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         6.5 In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Holders shall be entitled to specific performance of the



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agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         6.6 When the context in which words are used in this Agreement indicates that such is the intent, words in the singular shall include the plural, and the masculine gender shall include the neuter or female gender.

         6.7 This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         6.8 This Agreement shall be governed by and construed in accordance with the laws of the state of Maryland.

         In witness whereof, each party hereto has duly executed this Agreement as of the day and year first above written.

Company:                                       Holders:

Hanover Capital Mortgage Holdings, Inc.
                                               --------------------------------
By:                                            John A. Burchett
   ------------------------------------
   Name:
   Title:
                                               --------------------------------
                                               Irma N. Tavares


                                               --------------------------------
                                               Joyce S. Mizerak


                                               --------------------------------
                                               George J. Ostendorf




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